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                                                                    Exhibit 3.43

                            CERTIFICATE OF AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                                  CHEMSYN, LLC

1.    The name of the limited liability company is ChemSyn, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

      The name of the limited liability company shall be EaglePicher Pharmaceutical Services, LLC.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of ChemSyn, LLC this 4th day of March, 2003.

                    Eagle-Picher Technologies, LLC, Sole Member


                    By:            /s/ Lisa V. Gressel
                        --------------------------------------------------------
                    Print Name:    Lisa V. Gressel
                                ------------------------------------------------
                    Print Title:   Vice President, General Counsel and Secretary
                                 -----------------------------------------------






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                            CERTIFICATE OF FORMATION

                                       OF

                                  CHEMSYN, LLC

1.    The name of the limited liability company is ChemSyn, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of ChemSyn, LLC this 8th day of October, 2003.

                                         /s/ Neil Granulin
                                         ---------------------------------------
                                         Neil Granulin
                                         Authorized Person